Exhibit 10.1

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”), dated as of October 14, 2024, is between PodcastOne, Inc., a Delaware corporation (the “Company”), and Adam Carolla, an individual (“Carolla”).

RECITALS

A. The Company has previously entered into that certain podcasting Letter Agreement, dated as of December 20, 2023 (the “Original Podcasting Agreement”), with Carolla Digital, Inc. (“Lender”), as amended by that certain Amendment No. 1 to Podcasting Agreement, dated as of October 14, 2024, (the “Amendment” and together with the Original Podcasting Agreement, the “Podcasting Agreement”), pursuant to which Lender and Podcasters (as defined in the Original Podcasting Agreement) provide certain services to the Company.

B. Pursuant to the Podcasting Agreement, the Company has the right to make payments under the Podcasting Agreement in shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), as more fully set forth therein and herein.

NOW, THEREFORE, in consideration of the foregoing and covenants contained herein, the parties to this Agreement hereby agree as follows:

1. The Company may issue up to 1,000,000 shares of Common Stock to Carolla as provided under the Amendment (the “Shares”). The Company shall make reasonable efforts to have the Shares registered on the Company’s Registration Statement on Form S-8 (the “Form S-8”) to be filed with the U.S. Securities and Exchange Commission as soon as practicable after the date of this Agreement. The value of any Shares issued and vested pursuant to the Amendment and the Form S-8 shall count towards any payments due under the Podcasting Agreement as provided therein.

2. Carolla warrants to the Company that none of the services to be provided under the Podcasting Agreement (the “Services”) in exchange for the Shares are in connection with any capital raising transaction or with directly or indirectly promoting or maintaining a market for the securities of the Company. To the extent that Carolla provides any of such other services, Carolla shall be compensated from other sources other than the Shares.

3. This Agreement shall automatically terminate upon the earlier of expiration or any termination of the Podcasting Agreement. Upon the effective date of termination or expiration of the Podcasting Agreement, as applicable, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

4. Carolla agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between Carolla and the Company. Carolla shall have no right to receive any employee benefits provided by the Company to its employees. This Agreement does not authorize Carolla to act for the Company as its agent or to make commitments on behalf of the Company. As such, all acts of Carolla in the provision of its services to the Company will not have any binding effects on the Company and such acts do not constitute any orders given by the Company to, and followed by, Carolla.

5. Either party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labor disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. The provisions of Sections 11 through 14 (inclusive) of the Original Podcasting Agreement are incorporated herein by reference and shall survive any termination or expiration of this Agreement, provided that the Company may file a copy of this Agreement as an exhibit to the Form S-8 as required by such form.

[Signature page follows]

IN WITNESS WHEREOF, this Consulting Agreement has been executed by the parties as of the date first above written.

PodcastOne, Inc.

By:	/s/ Kit Gray
Name:	Kit Gray
Title:	President

Adam Carolla

/s/ Adam Carolla
(signature)

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”), dated as of October 9, 2024, is between PodcastOne, Inc., a Delaware corporation (the “Company”), and Brendan Schaub, an individual (“Podcaster”).

RECITALS

A. The Company has previously entered into that certain Podcasting Agreement, dated as of August 9, 2023 (the “Original Podcasting Agreement”), with Thiccc Boy Productions, Inc. (“Lender 1”), the Fighter & Kid, LLC (“Lender 2”), Golden Hour, LLC (“Lender 3” and together with Lender 1 and Lender 2, “Lenders”) and Podcaster, as amended by that certain Amendment No. 1 to Podcasting Agreement, dated as of October 9, 2024, (the “Amendment” and together with the Original Podcasting Agreement, the “Podcasting Agreement”), pursuant to which Lenders and Podcaster provide certain podcasting services to the Company.

B. Pursuant to the Podcasting Agreement, the Company has the right to make payments under the Podcasting Agreement in shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), as more fully set forth therein and herein.

NOW, THEREFORE, in consideration of the foregoing and covenants contained herein, the parties to this Agreement hereby agree as follows:

1. The Company may issue up to 500,000 shares of Common Stock to Podcaster as provided under the Amendment (the “Shares”). The Company shall make reasonable efforts to have the Shares registered on the Company’s Registration Statement on Form S-8 (the “Form S-8”) to be filed with the U.S. Securities and Exchange Commission as soon as practicable after the date of this Agreement. The value of any Shares issued and vested pursuant to the Amendment and the Form S-8 shall count towards any payments due under the Podcasting Agreement as provided therein.

2. Podcaster warrants to the Company that none of the services to be provided under the Podcasting Agreement (the “Services”) in exchange for the Shares are in connection with any capital raising transaction or with directly or indirectly promoting or maintaining a market for the securities of the Company. To the extent that Podcaster provides any of such other services, Podcaster shall be compensated from other sources other than the Shares.

3. This Agreement shall automatically terminate upon the earlier of expiration or any termination of the Podcasting Agreement. Upon the effective date of termination or expiration of the Podcasting Agreement, as applicable, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

4. Podcaster agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between Podcaster and the Company. Podcaster shall have no right to receive any employee benefits provided by the Company to its employees. This Agreement does not authorize Podcaster to act for the Company as its agent or to make commitments on behalf of the Company. As such, all acts of Podcaster in the provision of its services to the Company will not have any binding effects on the Company and such acts do not constitute any orders given by the Company to, and followed by, Podcaster.

5. Either party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labor disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. The provisions of Sections 11 through 14 (inclusive) of the Original Podcasting Agreement are incorporated herein by reference and shall survive any termination or expiration of this Agreement, provided that the Company may file a copy of this Agreement as an exhibit to the Form S-8 as required by such form.

[Signature page follows]

IN WITNESS WHEREOF, this Consulting Agreement has been executed by the parties as of the date first above written.

COMPANY:

PodcastOne, Inc.

By:	/s/ Kit Gray	Date:	October 9, 2024
Name:	Kit Gray
Title:	President

PODCASTER:

Brendan Schaub

/s/ Brendan Schaub		Date:	October 9, 2024
(signature)

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